UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020

PURE BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14468	33-0530289
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9669 Hermosa Avenue Rancho Cucamonga, California	91730
(Address of Principal Executive Offices)	(Zip Code)

(619) 596-8600

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None. The Registrant’s common stock is traded on the OTC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

On May 15, 2020, PURE Bioscience, Inc. (the “Company” or “PURE”) entered into an initial one-year manufacturing supply and license agreement with Packers Sanitation Services, Inc. (“PSSI”) with a four-year renewal term option (the “Supply and License Agreement”). The Supply and License Agreement consists of packaging, promotion, advertising, and distribution of PURE’s SDC-based products.

Pursuant to the Supply and License Agreement, PURE grants an exclusive license to its patents and technology know-how for packaging, promotion, advertising, and distribution of PURE’s SDC-based products to PSSI and PSSI will have the right to appoint sub-licensees to promote, advertise, distribute, and sell licensed products. Additionally, the Supply and License Agreement provides that PSSI will be the Company’s exclusive distributor for hard surface disinfection, sanitization and cleaning of protein food processing. PSSI has also agreed to be the non-exclusive distributor of PURE’s SDC-based products for hard surface disinfection, sanitization and cleaning of non-residential buildings, food and beverage manufacturing and processing facilities, food service facilities, non-food processing facilities, and education facilities. The exclusive license is contingent on PSSI purchasing certain quantities of PURE’s SDC-based products at a fixed price. The Supply and License Agreement contains certain customary representations of the parties and customary indemnification provisions and liability limitations and may be terminated by either party upon the material breach of the terms of the agreement by the other party, or if the other party becomes insolvent.

The foregoing description of the Supply and License Agreement is only a summary of the material terms of such agreement, does not purport to be complete and is qualified in its entirety by reference to the full text of the Supply and License Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. Additionally, on May 21, 2020, the Company filed a press release announcing the Supply and License Agreement with PSSI, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Supply and License Agreement, effective May 1, 2020, by and between Pure Bioscience, Inc. and Packers Sanitation Services, Inc.
99.1	Press Release, dated May 21, 2020.

* Certain confidential portions of this exhibit were omitted by means of marking such portions with an asterisk because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOSCIENCE, INC.

Dated: May 21, 2020	By:	/s/ Tom Y. Lee
Tom Y. Lee,
Chief Executive Officer and President